
                                              EXHIBIT 2
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                      IDENTIFICATION AND CLASSIFICATION OF SUBSIDIARIES WHICH ACQUIRED SECURITIES
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                          Citigroup Global Markets Inc. is a broker or dealer registered under
                                         Section 15 of the Act. (15 U.S.C. 78o).

                          Salomon Brothers Asset Management Inc. is an investment adviser in accordance with Section 240.13d -1(b) (1)(ii)(E).


                          Each of the undersigned hereby affirms the identification and Item 3 classification of the subsidiaries which acquired the
                                     securities filed for in this Schedule 13G.



                    Date: July 11, 2005

                                          CITIGROUP FINANCIAL PRODUCTS INC.


                                          By: /s/ David C. Goldberg
                                              --------------------------------
                                              Name:  David C. Goldberg
                                              Title: Assistant Secretary


                                          CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                          By: /s/ David C. Goldberg
                                              --------------------------------
                                              Name:  David C. Goldberg
                                              Title: Assistant Secretary


                                          CITIGROUP INC.


                                          By: /s/ Ali Karshan
                                              --------------------------------
                                               Name:  Ali Karshan
                                               Title: Assistant Secretary
